Exhibit 99.1
The information set forth below is a reconciliation of certain non-GAAP financial information that will be included in a presentation to investors, bankers and analysts in meetings to be held in December 2005. The information furnished pursuant to this exhibit shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The following tables define Funds from Operations for the periods shown below.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands)
Sierra Pacific Resources

	Year ended December 31,			12 mos. ended
	2002	2003	2004	Sept. 30, 2005
Net Income (Loss)	(303,621)	(136,629)	32,471	91,741
Non-cash items included in net income (loss):
Depreciation and amortization	174,200	191,259	205,647	212,095
Deferred taxes and deferred investment tax credit	(169,714)	(50,724)	33,690	57,939
AFUDC and capitalized interest	(5,234)	(11,741)	(14,536)	(37,820)
Deferred energy costs disallowed	493,053	90,964	1,586	—
Goodwill impairment	—	—	11,695	—
Early retirement and severance amortization	2,706	2,786	—	—
Unrealized loss on derivative instrument	—	46,065	—	—
Impairment of assets of subsidiary	—	32,911	—	—
Loss on disposal of discontinued operations	—	9,555	2,346	—
Plant costs disallowed	—	—	47,092	—
Other non-cash	10,341	(7,131)	(27,353)	(23,262)

Funds from Operations (Before Deferred Energy Costs)	201,731	167,315	292,638	300,693
Amortization of deferred energy costs — electric	176,718	250,134	265,418	196,172
Amortization of deferred energy costs — gas	13,231	13,095	3,242	(370)
Deferral of energy costs — electric	(434,279)	(179,826)	(147,589)	(191,499)
Deferral of energy costs — gas	10,270	2,592	(7,480)	(5,477)

Total Impact of Deferred Energy Costs	(234,060)	85,995	113,591	(1,174)

Adjusted Funds from Operations	(32,329)	253,310	406,229	299,519
Debt	3,930,491	3,823,644	4,089,772	3,773,626 (1)
Preferred				50,000
Net Interest Expense	279,057	366,282	306,427	276,266
AFUDC	(5,270)	(5,976)	(8,587)

Adjusted Interest Expense	284,327	372,258	315,014	297,173
Debt/Funds from Operations	19.48x	22.85x	13.98x	12.55x
Debt/ adjusted Funds from Operations	(121.58x )	15.09x	10.07x	12.60x
Funds from Operations Interest Coverage	1.71x	1.45x	1.93x	2.01x
Adjusted Funds from Operations Interest Coverage	0.89x	1.68x	2.29x	2.01x
Common shareholders’ equity				1,807,408
Total Capitalization				5,631,034
Debt/Capitalization				67.01%

(1)	The temporary bridge financing of $240 mm in short term debt related to the PIES remarketing is not included.

Nevada Power Company

	Year ended December 31,			12 mos. ended
	2002	2003	2004	Sept. 30, 2005
Net Income	(235,070)	19,277	104,312	132,338
Non-cash items included in net income:
Depreciation and amortization	98,198	109,655	118,841	122,632
Deferred taxes and deferred investment tax credit	(131,076)	2,710	57,066	61,202
AFUDC	(3,259)	(5,545)	(9,969)	(34,906)
Deferred energy costs disallowed	434,125	45,964	1,586	—
Other non-cash	(6,332)	(8,962)	(44,149)	(42,620)

Funds from Operations (Before Deferred Energy Costs)	156,586	163,099	227,687	238,646
Amortization of deferred energy costs	146,554	204,610	228,765	158,794
Deferral of energy costs	(338,152)	(131,590)	(112,992)	(147,877)

Total Impact of Deferred Energy Costs	(191,598)	73,020	115,773	10,917

Adjusted Funds from Operations	(35,012)	236,119	343,460	249,563
Debt				2,119,774
Net Interest Expense			137,388	131,981
AFUDC			(5,738)

Adjusted Interest Expense			143,126	151,408
Debt/Funds from Operations				8.88x
Debt/ adjusted Funds from Operations				8.49x
Funds from Operations Interest Coverage				2.58x
Adjusted Funds from Operations Interest Coverage				2.65x
Common shareholders’ equity				1,751,301
Total Cap				3,871,075
Debt/Capitalization				54.76%
Sierra Pacific Power Company

	Year ended December 31,			12 mos. ended
	2002	2003	2004	Sept. 30, 2005
Net Income (Loss)			18,577	60,199
Non-cash items included in net income (loss):
Depreciation and amortization			86,806	89,474
Deferred taxes and deferred investment tax credit			11,640	19,982
AFUDC			(4,567)	(2,914)
Plant costs disallowed			47,092	—
Other non-cash			474	(1,534)

Funds from Operations (Before Deferred Energy Costs)			160,022	165,207
Amortization of deferred energy costs — electric			36,653	37,376
Amortization of deferred energy costs — gas			3,241	(371)
Deferral of energy costs — electric			(34,598)	(43,623)
Deferral of energy costs — gas			(7,480)	(5,477)

Total Impact of Deferred Energy Costs			(2,184)	(12,095)

Adjusted Funds from Operations			157,838	153,112
Debt				994,711
Interest			62,831	59,958
AFUDC			(2,849)

Adjusted Interest Expense			65,680	61,438
Preferred				50,000
Debt/Funds from Operations				6.02x
Debt/ adjusted Funds from Operations				6.50x
Funds from Operations Interest Coverage				3.69x
Adjusted Funds from Operations Interest Coverage				3.49x
Common shareholders’ equity				720,826
Total Cap				1,765,537
Debt/Capitalization				56.34%